Exhibit 31.2
1
Certification
Pursuant to Rule 13a-14(a) or Rule 15d-14(a)
of the Securities Exchange
Act of 1934,
As Adopted Pursuant
to Section 302 of the Sarbanes-Oxley
Act of 2002
I, Max P. Bowman, certify that
1.
I have reviewed
this Quarterly Report on Form 10-Q of Cal-Maine Foods, Inc.;
2.
Based on my knowledge, this report does not
contain any untrue statement of
a material fact or omit to state a material
fact
necessary to make the statements made,
in light of the circumstances under
which such statements were
made, not
misleading with respect to the period covered
by this report;
3.
Based on my knowledge, the financial
statements, and other financial
information included in this report, fairly present
in
all material respects the financial
condition, results of operations and cash
flows of the registrant as
of, and for, the periods
presented in this report;
4.
The registrant’s other certifying officer(s)
and I are responsible for establishing and
maintaining disclosure controls and
procedures (as defined in Exchange
Act Rules 13a-15(e) and 15d-15(e)) and internal
control over financial reporting (as
defined in Exchange
Act Rules 13a-15(f) and 15d-15(f)) for the
registrant and have:
(a)
Designed such disclosure controls and procedures,
or caused such disclosure controls and
procedures
to be designed
under our supervision, to ensure that
material information relating to the registrant,
including its consolidated
subsidiaries, is made known to us by others
within those entities, particularly
during the period in which this report
is
being prepared;
(b)
Designed such internal control over financial
reporting, or caused such internal
control over financial
reporting to be
designed under our supervision, to provide
reasonable assurance
regarding the reliability of financial reporting
and the
preparation of financial statements
for external purposes in accordance
with generally accepted accounting principles;
(c)
Evaluated the effectiveness
of the registrant’s disclosure controls and
procedures and presented in this report
our
conclusions about the effectiveness
of the disclosure controls and procedures,
as of the end of the period covered
by
this report based on such evaluation;
and
(d)
Disclosed in this report any change
in the registrant’s internal control over
financial reporting that occurred
during the
registrant’s most recent fiscal
quarter (the registrant’s fourth fiscal
quarter in the case of an annual
report) that has
materially affected, or is reasonably
likely to materially affect, the registrant’s
internal control over financial
reporting;
and
5.
The registrant’s other certifying officer(s)
and I have disclosed, based on our
most recent evaluation of internal control over
financial reporting, to the registrant’s auditors
and the audit committee
of the registrant’s board of
directors (or persons
performing the equivalent functions):
(a)
All significant deficiencies and
material weaknesses in the design or operation
of internal control over financial
reporting which are reasonably
likely to adversely affect the registrant’s ability
to record, process, summarize
and
report financial information; and
(b)
Any fraud, whether or
not material, that involves management or other
employees who have
a significant role in the
registrant’s internal control over financial
reporting.
/s/ Max P. Bowman
Max P. Bowman
Vice President and Chief Financial Officer
Date: January 7, 2026